UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2019

TravelCenters of America LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Report on Form 8-K dated January 16, 2019, or the January 16 Form 8-K, on January 16, 2019, TravelCenters of America LLC and certain of its subsidiaries, or collectively, the Company, entered into three transaction agreements, or the Transaction Agreements, with the Company’s principal landlord, Hospitality Properties Trust and certain of its subsidiaries, or collectively, HPT. Pursuant to these agreements, among other things, the Company and HPT agreed that the Company would purchase 20 travel center properties from HPT for an aggregate price of approximately $308.2 million and that they would amend their existing five leases pursuant to which the Company then leased 199 travel centers from HPT, four of which we refer to as the TA Leases and one of which we refer to as the Petro Lease, and which collectively we refer to as the HPT Leases. Defined terms used, but not defined, in this Current Report on Form 8-K have the meanings ascribed to such terms in the January 16 Form 8-K. The January 16 Form 8-K is incorporated herein by reference.

On January 17, 2019, the Company completed the first of the transactions contemplated by the Transaction Agreements as follows:

•                  The Company purchased nine travel center properties from HPT for $140.5 million.

•                  The Company and HPT entered into a second amendment to TA Lease No. 1, a seventh amendment to TA Lease No. 2 and a third amendment to TA Lease No. 3 to remove the nine purchased properties from those leases and reduce the aggregate minimum annual rent payable by the Company thereunder by $19.7 million.

•                  The Company and HPT amended its five existing HPT Leases to, among other things:

o                extend the term of each lease by three years;

o                amend the Company’s obligations to pay deferred rent to HPT so that, commencing on April 1, 2019, the Company will pay to HPT 16 quarterly installments of approximately $4.4 million each (an aggregate of $70.5 million) to fully satisfy and discharge the Company’s $150.0 million deferred rent obligation to HPT that otherwise would have become due in five installments between 2024 and 2030;

o                amend the Company’s obligations to pay percentage rent to HPT so that, commencing with the year ending December 31, 2020, the Company will be obligated to pay to HPT an additional amount of percentage rent equal to one-half percent (0.5%) of the excess of our annual nonfuel revenues at leased sites over the nonfuel revenues for each respective site for the year ending December 31, 2019; and

o                reallocate among the HPT Leases certain properties the Company continues to lease from HPT.

On January 23, 2019, the Company completed the second of the transactions contemplated by the Transaction Agreements as follows:

•                  The Company purchased eight travel center properties from HPT for $137.8 million.

•                  The Company and HPT entered into a third amendment to TA Lease No. 1, a fourth amendment to TA Lease No. 3, a tenth amendment to TA Lease No. 4 and a fourth amendment to the Petro Lease, to remove the eight purchased properties from those leases and reduce the aggregate minimum annual rent payable by the Company thereunder by $19.3 million.

The foregoing descriptions of the Transaction Agreements and the amended HPT Leases do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements and amendments, copies of which are filed as exhibits to the January 16 Form 8-K and as Exhibits 10.1 through 10.11 to this Current Report on Form 8-K and are incorporated herein by reference.

Information Regarding Certain Relationships

HPT is the Company’s principal landlord and largest shareholder. As of December 31, 2018, HPT owned 3.4 million of the Company’s common shares, representing approximately 8.5% of the outstanding common shares of the Company. One of the Company’s Managing Directors, Mr. Adam D. Portnoy, is also a managing trustee of HPT. Mr. Ethan S. Bornstein, Mr. Adam D. Portnoy’s brother-in-law, is an executive officer of HPT.

The RMR Group LLC, or RMR LLC, provides business management and shared services to the Company pursuant to a business management and shared services agreement and also provides business management and property management services to HPT pursuant to business and property management agreements with HPT. As of December 31, 2018, RMR LLC owned approximately 1.5 million, or 3.7%, of the Company’s outstanding common shares. Mr. Adam D. Portnoy is the controlling shareholder of The RMR Group Inc., or RMR, Inc., and serves as president, chief executive officer and a managing director of RMR Inc.

The Company’s other Managing Director, Mr. Andrew J. Rebholz, who also serves as the Company’s Chief Executive Officer, Mr. Barry A. Richards, the Company’s President and Chief Operating Officer, Mr. William E. Myers II, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, and Mr. Mark R. Young, the Company’s Executive Vice President and General Counsel, are officers and employees of RMR LLC. HPT’s executive officers are officers and employees of RMR LLC.

For further information about these and other such relationships and related person transactions, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, or the Company’s Annual Report, the Company’s definitive Proxy Statement for the Company’s 2018 Annual Meeting of Shareholders, or the Company’s Proxy Statement, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, or the Company’s Quarterly Report, and the Company’s other filings with the Securities and Exchange Commission, or the SEC, including Note 12 to the Consolidated Financial Statements included in the Company’s Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Related Party Transactions” and “Warning Concerning Forward Looking Statements” of the Company’s Annual Report, the section captioned “Related Party Transactions” and the information regarding the Company’s Trustees and executive officers in the Company’s Proxy Statement, Note 9 to the Condensed Consolidated Financial Statements included in the Company’s Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Related Party Transactions” and “Warning Concerning Forward Looking Statements” of the Company’s Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Company’s Annual Report for a description of risks that may arise from these transactions and relationships. The Company’s filings with the SEC, including the Company’s Annual Report, the Company’s Proxy Statement and the Company’s Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of the Company’s agreements with these related parties are publicly available as exhibits to the Company’s public filings with the SEC and accessible at the SEC’s website.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS REPORT CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE,” “WILL,” “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. AMONG OTHERS, THE FORWARD LOOKING STATEMENTS IN THIS CURRENT REPORT THAT MAY NOT OCCUR INCLUDE:

•                  STATEMENTS THAT THE COMPANY AND HPT HAVE AGREED THAT THE COMPANY WILL PURCHASE 20 TRAVEL CENTER PROPERTIES FROM HPT AND THAT 17 OF THOSE PURCHASES HAVE BEEN COMPLETED. THE PURCHASE OF THE REMAINING THREE TRAVEL CENTER PROPERTIES IS SUBJECT TO VARIOUS TERMS AND CONDITIONS TYPICAL OF LARGE, COMPLEX REAL ESTATE TRANSACTIONS. SOME OF THESE TERMS AND CONDITIONS MAY NOT BE SATISFIED AND, AS A RESULT, SOME OF THESE PURCHASES MAY BE DELAYED, MAY NOT OCCUR OR THE TERMS MAY CHANGE.

•                  STATEMENTS THAT THE COMPANY AND HPT HAVE AMENDED THEIR LEASES, AND PURSUANT TO THE AMENDMENTS, THE AGGREGATE MINIMUM ANNUAL RENT PAYABLE BY THE COMPANY TO HPT UNDER THE LEASES WILL BE REDUCED BY APPROXIMATELY $39.0 MILLION. THIS REDUCTION IN MINIMUM ANNUAL RENT MAY BE TEMPORARY AND SUBSEQUENTLY OFFSET BY INCREASES TO THE MINIMUM ANNUAL RENT PAYABLE BY THE COMPANY TO HPT AS A RESULT OF HPT’S PURCHASE OF QUALIFYING IMPROVEMENTS OR OTHER TRANSACTIONS.

THE INFORMATION CONTAINED IN THE COMPANY’S FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM THE COMPANY’S FORWARD LOOKING STATEMENTS. THE COMPANY’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENT AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment to Amended and Restated Lease Agreement No. 1, dated January 17, 2019, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)
10.2	Third Amendment to Amended and Restated Lease Agreement No. 1, dated January 23, 2019, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)
10.3	Seventh Amendment to Amended and Restated Lease Agreement No. 2, dated January 17, 2019, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)
10.4	Third Amendment to Amended and Restated Lease Agreement No. 3, dated January 17, 2019, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)
10.5	Fourth Amendment to Amended and Restated Lease Agreement No. 3, dated January 23, 2019, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)
10.6	Ninth Amendment to Amended and Restated Lease Agreement No. 4, dated January 17, 2019, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)
10.7	Tenth Amendment to Amended and Restated Lease Agreement No. 4, dated January 23, 2019, by and among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC (filed herewith)
10.8	Amendment to Lease Agreement, dated January 17, 2019, by and among HPT PSC Properties Trust, HPT PSC Properties LLC and TA Operating LLC (as successor to Petro Stopping Centers, L.P.) (filed herewith)
10.9	Amendment to Lease Agreement, dated January 23, 2019, by and among HPT PSC Properties Trust, HPT PSC Properties LLC and TA Operating LLC (as successor to Petro Stopping Centers, L.P.) (filed herewith)
10.10

First Transaction Agreement by and between Hospitality Properties Trust and TravelCenters of America LLC, dated January 16, 2019 (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on January 16, 2019)

10.11

Second Transaction Agreement by and between Hospitality Properties Trust and TravelCenters of America LLC, dated January 16, 2019 (Incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K filed on January 16, 2019)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date: January 23, 2019	By:	/s/ William E. Myers
William E. Myers
Executive Vice President, Chief Financial Officer and Treasurer